SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 28, 2002

Wilshire Technologies, Inc.
(Exact Name of Registrant as Specified in charter)

California	0-20866	33-0433823
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5861 Edison Place, Carlsbad, California 92008
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (760) 929-7200

Item 5. Other Events and Required FD Disclosure
Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT 10.225

Item 5. Other Events and Required FD Disclosure

     On or about December 9, 2002 the Registrant will notify the holders of its Warrants expiring November 28, 2002 (Cusip # 972000-11-1) that the Warrants expired by their terms on November 28, 2002. A copy of the Notice is filed herewith as Exhibit 10.225.

Item 7. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Inapplicable.

(b)	Pro forma financial information.

None.

(c)	Exhibits.

Exhibit No.

10.225	Letter dated December 9, 2002 by Registrant to the holders of its Warrants to Purchase Shares of Common Stock (Cusip # 972000-11-1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILSHIRE TECHNOLOGIES, INC.

Dated: December 4, 2002	By	/s/ Kathleen E. Terry

Kathleen E. Terry Chief Financial Officer